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                                 UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________
                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of report (Date of earliest event reported):
                              September 14, 1999



                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                        0-26115                   13-3978980
----------------------------           -----------             -----------------
(State or other jurisdiction           (Commission             (I.R.S. Employer
  of incorporation)                    File Number)          Identification No.)

      Two Manhattanville Road
        Purchase, New York                                          10577
---------------------------------------                           --------
(Address of principal executive offices)                         (Zip Code)



                                (914) 640-9000
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 14, 1999, Interliant Inc. ("Interliant" or the "Company"), through its wholly-owned subsidiary, Interliant International, Inc., a Delaware Corporation, acquired all of the outstanding stock of Sales Technology Limited, a privately held United Kingdom-based company ("Sales Technology"), pursuant to a Share Purchase Agreement, among Interliant, Inc., Interliant International, Inc., and Brett Raynes and others (collectively the "Sellers"). The total consideration consisted of cash of $0.4 million, 235,410 shares of Interliant common stock valued at $2.9 million, and assumed debt of $0.3 million. In addition, contingent consideration payments up to $3.6 million are payable to certain Sellers if certain revenue and earnings targets are achieved during specified periods. Interliant will account for its acquisition of Sales Technology under the purchase method of accounting.



ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     It is impracticable for Interliant to currently provide the required financial statements for Sales Technology called for by Item 7(a). Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements of Sales Technology required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but not later than 60 days from the date of this report.

(b)  Pro Forma Financial Information.

     It is impracticable for Interliant to currently provide the pro forma financial information with respect to the acquisition of Sales Technology by Interliant called for by this Item 7(b). Pursuant to paragraphs (b)(2) and
(a)(4) of Item 7, the pro forma financial statements required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but not later than 60 days from the date of this report.

(c)  Exhibits.

     The following exhibits are filed herewith:

     2.12 Share Purchase Agreement and certain related documents pertaining to the acquisition of the entire issued share capital of Sales Technology Limited, between Brett Raynes and others, and Interliant, Inc., and Interliant International, Inc., dated September 14, 1999.

     99.2  Press Release dated September 21, 1999.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 27, 1999

                                        INTERLIANT, INC

                                        By:/s/ William A. Wilson
                                           -------------------------------------
                                           William A. Wilson
                                           Chief Financial Officer and Treasurer
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EXHIBIT INDEX

Exhibit

2.12 Share Purchase Agreement and certain related documents pertaining to the acquisition of the entire issued share capital of Sales Technology Limited, between Brett Raynes and others, and Interliant, Inc., and Interliant International, Inc., dated September 14, 1999.

99.2      Press Release dated September 21, 1999.